Exhibit No. 3
Western Media Group
Form 10-KSB
File No. 2-71164


                   SETTLEMENT AND MUTUAL RELEASE
        THOMAS K. SCALLEN & WESTERN MEDIA GROUP CORPORATION

     In consideration of the receipt from Western Media Group Corporation of the sum of Twenty Thousand Dollars ($20,000), to be paid $10,000 in cash and $10,000 represented by 1,000,000 Common Shares of Western Media Group Corporation, Thomas K. Scallen, hereby releases and forever discharges Western Media Group Corporation, its predecessors, successors, and assigns, each of its present and former successors and assigns, and any of Western Media Group Corporation's officers and directors, of and from any and all manner of claims, rights, actions, causes of action, suits, obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Thomas K. Scallen ever had or now has, against Western Media Group Corporation. The $20,000 amount referred to above, is the write down amount of all money's due Thomas K. Scallen from Western Media Group Corporation prior to the signing of this Mutual Release. The proper resolutions cash and shares to be provided at the signing of this Mutual Release.

For the consideration set forth above, Western Media Group Corporation hereby releases and forever discharges Thomas K. Scallen, his predecessors, successors, and assigns, each of his present and former successors and assigns, from any and all manner of claims, rights, actions, causes of action, suits obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Western Media Group Corporation ever had or now has, against Thomas K. Scallen.

The closing date for the above transactions and mutual releases will take place on the 16th day of March, 2000.

Agreed this 16th day of March, 2000.

 Western Media Group Corporation              Thomas K. Scallen

By: /s/ George W. Fredericks, President      By: /s/ Thomas K. Scallen

By: /s/ Patrick L. Riggs, V.P., CFO          Date: 3/16/2000

Date: 3/16/2000

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                   SETTLEMENT AND MUTUAL RELEASE
                CENTURY PARK PICTURES CORPORATION &
                  WESTERN MEDIA GROUP CORPORATION

     In consideration of the receipt from Western Media Group Corporation of the sum of One Dollar ($1), Century Park Pictures Corporation, hereby releases and forever discharges Western Media Group Corporation, its predecessors, successors, and assigns, each of its present and former successors and assigns, and any of Western Media Group Corporation's officers and directors, of and from any and all manner of claims, rights, actions, causes of action, suits, obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Century Park Pictures Corporation ever had or now has, against Western Media Group Corporation. The proper resolutions and cash are to be provided at the signing of this Mutual Release.

For the consideration set forth above, Western Media Group Corporation hereby releases and forever discharges Century Park Pictures Corporation, its predecessors, successors, and assigns, each of its present and former successors and assigns, from any and all manner of claims, rights, actions, causes of action, suits obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Western Media Group Corporation ever had or now has, against Century Park Pictures Corporation.

The closing date for the above transactions and mutual releases will take place on the 16th day of March, 2000.

Agreed this 16th day of March, 2000.

Western Media Group Corporation              Century Park Pictures Corporation

By: /s/ George W. Fredericks, President      By: /s/ Thomas K. Scallen, CEO

By: /s/ Patrick L. Riggs, V.P., CFO          Date: 3/16/2000

Date: 3/16/2000

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                   SETTLEMENT AND MUTUAL RELEASE
          INTERNATIONAL EXPRESS CO. & WESTERN MEDIA GROUP
                            CORPORATION

     In consideration of the receipt from Western Media Group Corporation of the sum of One Dollar ($1), International Express Co., hereby releases and forever discharges Western Media Group Corporation, its predecessors, successors, and assigns, each of its present and former successors and assigns, and any of Western Media Group Corporation's officers and directors, of and from any and all manner of claims, rights, actions, causes of action, suits, obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which International Express Co. ever had or now has, against Western Media Group Corporation. The proper resolutions and cash are to be provided at the signing of this Mutual Release.

For the consideration set forth above, Western Media Group Corporation hereby releases and forever discharges International Express Co., its predecessors, successors, and assigns, each of its present and former successors and assigns, from any and all manner of claims, rights, actions, causes of action, suits obligations, debts, demands, agreements, promises, liabilities, controversies, costs, expenses, sums of money, accounts, fees, contracts, other things of value, bills, damages, judgments, and attorneys' fees whatsoever, whether based or otherwise, known or unknown, whether or not accrued, whether or not asserted in litigation, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Western Media Group Corporation ever had or now has, against International Express Co.

The closing date for the above transactions and mutual releases will take place on the 16 th day of March 2000.

Agreed this 16th day of March, 2000.

Western Media Group Corporation              International Express Co.

By: /s/ George W. Fredericks, President      By: /s/ Thomas K. Scallen, CEO

By: /s/ Patrick L. Riggs, V.P., CFO          Date: 3/16/2000

Date: 3/16/2000

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